UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21889

Name of Fund: Access Capital Strategies Community Investment Fund, Inc.
(Exact Name of Registrant as Specified in Charter)
419 Boylston Street, Suite 501
Boston, Massachusetts 02116
(Address of Principal Executive Offices)

David F. Sand
419 Boylston Street, Suite 501
Boston, Massachusetts 02116
(Name and Address of Agent for Service)

Registrant's Telephone Number, including Area Code: (617) 236-7274

Date of fiscal year end: 05/31/08

Date of reporting period: 06/01/07 – 11/30/07

Item 1. Report to Stockholders

ACCESS CAPITAL STRATEGIES
COMMUNITY INVESTMENT FUND, INC.
Semi-Annual Report
November 30, 2007

Access Capital Strategies Community Investment Fund, Inc.
A Letter to Shareholders

January 29, 2008

Dear Shareholder:

The mission of the Access Capital Strategies Community Investment Fund, Inc. (the “Fund”) is to provide a double bottom line return by investing in market rate debt securities (the first bottom line) that support community development activities serving low and moderate income individuals and communities (the second bottom line). These activities include investments in affordable housing, education, community health centers and small businesses.

The Fund has been in continuous operation since June 1998, and Access Capital Strategies, LLC, the Fund’s investment manager, is proud to have been managing the Fund since its inception. Voyageur Asset Management became the Fund’s sub-investment manager in October 2006 and was sub-investment manager for the entire period covered by this report.

The Fund invests only in securities having the highest credit rating or securities issued or guaranteed by the U.S. Government, government agencies, or government-sponsored enterprises (“GSEs”), such as Fannie Mae or Freddie Mac.

This report covers the six-month period from June 1 to November 30, 2007.

Portfolio Management Report

The Fund had a Net Asset Value (NAV) of $9.61 per share as of November 30, 2007, and net assets were approximately $483 million. The closing NAV was the highest month end price in over two years. The Fund’s total return, net of all fees, for the six months was +3.99%, the Fund’s Benchmark (80% Merrill Lynch Mortgage Index & 20% Merrill Lynch U.S. Treasuries Index 1-10 years) was +5.72% and the Lehman Brothers Aggregate Bond Index was +5.32%. The average annual returns for the Fund, as of November 30, 2007, were 4.89%, 4.08% and 5.24% for the one-year, five-year and since inception periods, respectively. The average annual returns for the Fund, as of December 31, 2007, were 5.60%, 3.83% and 5.22% for the one-year, five-year and since inception periods, respectively.1

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month end, please call 1-800-973-0073. Performance quoted does not reflect the effect of a 0.50% maximum sales charge which, if reflected, would reduce the performance quoted.

The six-month period from June 1 to November 30, 2007 began with interest rates moving up and market fears that the U.S. Federal Reserve (the “Fed”) would raise interest rates to fight inflation. The ten-year U.S. Treasury yield got as high as 5.3% in early June. Market sentiment shifted dramatically in August as the troubles in the sub-prime mortgage and structured-investment markets began to have a severe impact on liquidity in global markets. By late November the Fed had reduced the fed funds rate by 75 basis points and the yield on the ten-year Treasury was all the way back down to 3.8%. Lower rates generally have the effect of raising the value of the Fund’s holdings and these declining rates resulted in the strong price appreciation the Fund experienced in this period.

Due to the intense focus on the U.S. mortgage markets during this period and confusion about the differences among various types of mortgage- and asset-backed investments, it is worth mentioning in detail some particulars about the types of investments the Fund does, and does not, make.  The Fund has no holdings in:

•  Sub-prime mortgages
•  Specialized Investment Vehicles (SIVs)
•  Collateralized Debt Obligations (CDOs), CDO-squares or CDO-cubes
•  Private label Mortgage-Backed Securities
•  Investor-owned properties
•  Jumbo mortgages
•  Alt-A mortgages
•  Home Equity loans
•  Second homes or vacation properties

Our investments all have the highest credit quality and most are insured by the U.S. Government or U.S. Government Agencies. Notwithstanding our performance and our avoidance of some of the troubling areas of the mortgage markets, we are concerned about housing affordability and the impact that the credit crunch is having on the communities in which we invest and serve.

Our avoidance of some of the market’s trouble spots helped produce the Fund’s +3.99% total return for the period. We were able to participate in the rally in high credit quality interest rate sensitive issues without experiencing any credit write-offs. At the same time, our performance relative to our Benchmark was negatively impacted by the widening of market spreads for one-of-a-kind issues like many of our holdings and by our use of hedging to offset interest rate risk.

Shareholder Dividend Report

For the six-month period ended November 30, 2007 the Fund paid dividends of 22 cents per share. Since inception in June 1998, the Fund has paid a total of over $110 million in dividends to shareholders.2

Community Impact Report

As of November 30, 2007, the Fund had 133 shareholder accounts and a portfolio of community investments located in 45 states and territories. All of the Fund’s investments support affordable home ownership, affordable rental housing, small business, or other forms of community economic development.

Since inception, the Fund has purchased securities representing mortgages for almost 9,000 low- and moderate-income homebuyers and project loans for over 5,600 affordable rental units. In addition, the Fund owns securities representing over 190 small business loans, 78 rural housing and rural enterprise loans, over 10 other economic development loans and one first mortgage on a community health center serving a low- and moderate-income community.

Other Items

More detailed Fund information may be found in the revised prospectus which is available on the SEC website and the Fund’s website at www.CommunityInvestmentFund.com.  You may also request a prospectus by calling Customer Care at 1-800-973-0073.

We would like to thank all of you for your continued interest in and support of the Access Capital Strategies Community Investment Fund, Inc.

Sincerely yours,
Ronald A. Homer
Chairman

David F. Sand
CEO & Chief Investment Officer

[1]
The performance data contains the Fund’s restated historical performance record. The Fund currently is a registered closed-end interval investment company. Prior to May 30, 2006, the Fund was a business development company incepted on June 25, 1998. The restated performance data reflects the imposition of the same advisory fees and expenses that would have been applied if the Fund had been a closed-end interval fund since inception. The Fund’s registration statement became effective on December 29, 2006 and a revised prospectus was filed on October 10, 2007.

[2]	Dividends paid were based on past income collected and may not be indicative of future dividends for the Fund.

Access Capital Strategies Community Investment Fund, Inc.
Schedule of Investments as of November 30, 2007 (Unaudited)

Face Amount	Mortgage-Backed Securities—119.8%	Market Value
Federal National Mortgage	15 Year Fixed Rate Single Family
Association (FNMA)—77.2%	Mortgage-Backed Securities:
$2,537,293	4.50%, 6/1/18—3/1/19 (b)	$2,513,530
4,737,225	5.00%, 12/1/17—2/1/21	4,769,967
2,013,378	5.50%, 3/1/16—12/1/21	2,047,452
60,658	7.00%, 1/1/15	63,458
	30 Year Fixed Rate Single Family
	Mortgage-Backed Securities:
3,572,460	4.50%, 5/1/33—8/1/35 (b)	3,420,922
60,911,101	5.00%, 9/1/32—5/1/37 (b)	60,107,873
70,188,168	5.50%, 9/1/32—8/1/37 (b)	69,211,397
1,056,828	5.95%, 1/1/37	1,077,776
36,942,131	6.00%, 11/1/31—11/1/37 (b)	37,768,197
9,133,174	6.50%, 3/1/31—8/1/37	9,481,270
15,112	7.00%, 10/1/30	15,971
28,409	7.25%, 12/1/29	30,288
211,701	7.50%, 1/1/30—1/1/31	227,237
194,107	8.00%, 2/1/30—4/1/30	208,200
	Total Single Family Mortgage-Backed Securities	190,943,538
	Multi Family Mortgage-Backed Securities:
17,236,167	4.50%, 10/1/18—9/1/34 (b)	16,734,833
474,716	4.78%, 5/1/14	478,213
967,831	4.89%, 6/1/15	976,284
9,732,685	4.90%, 9/1/15	9,875,772
44,857,834	5.00%, 12/1/18—11/1/35 (b)	44,327,967
13,715,400	5.12%, 7/25/41	13,501,856
2,389,618	5.22%, 6/1/20	2,433,524
2,593,273	5.29%, 7/1/17	2,664,156
3,462,503	5.35%, 12/1/16	3,574,653
4,860,172	5.37%, 11/1/21 (b)	4,986,958
1,021,620	5.41%, 2/1/21	1,050,672
2,455,315	5.43%, 5/1/21	2,545,493
3,357,252	5.45%, 10/1/17	3,484,256
36,237,622	5.50%, 7/1/19—6/1/37 (b)	36,535,889
739,741	5.51%, 11/1/21	766,581
5,295,287	5.57%, 12/1/16	5,569,464
3,780,396	5.60%, 5/1/23	3,971,065
2,812,591	5.80%, 12/1/33	2,875,056
17,828,254	6.00%, 7/1/29—11/1/37	18,219,843
1,155,255	6.38%, 5/1/11 (b)	1,225,412
2,001,374	6.50%, 4/1/31—8/1/34	2,080,279
784,784	6.53%, 6/1/16 (b)	847,166
633,318	6.70%, 6/1/19	703,018
270,145	6.85%, 8/1/09	277,713
381,028	7.00%, 12/1/29	402,679
63,678	7.50%, 1/1/30	68,277
587,788	7.58%, 5/1/18	678,693
681,597	7.97%, 9/1/17	792,024
	Total Multi Family Mortgage-Backed Securities	181,647,796
	Total FNMA Securities	372,591,334
Federal Home Loan	15 Year Fixed Rate Single Family
Mortgage Corporation—33.4%	Mortgage-Backed Securities:
1,157,846	4.50%, 1/1/19—11/1/19	1,145,617
2,674,016	5.00%, 11/1/18—1/1/21	2,689,005
653,808	5.50%, 9/1/19—11/1/19	665,656

Access Capital Strategies Community Investment Fund, Inc.
Schedule of Investments as of November 30, 2007 (Unaudited) (continued)

Face Amount		Mortgage-Backed Securities—119.8% (continued)	Market Value
Federal Home Loan		30 Year Fixed Rate Single Family
Mortgage Corporation—33.4%		Mortgage-Backed Securities:
(continued)	$1,639,595	4.50%, 8/1/33—9/1/33	$1,569,646
	36,219,341	5.00%, 6/1/33—2/1/36 (b)	35,785,319
	68,487,282	5.50%, 11/1/32—8/1/37 (b)	68,910,636
	40,970,065	6.00%, 3/1/31—11/1/37 (b)	41,840,961
	7,736,011	6.50%, 3/1/31—9/1/37	8,009,839
	381,498	7.00%, 1/1/31—3/1/31	401,845
	391,953	7.50%, 1/1/30—2/1/30	421,206
		Total Federal Home Loan Mortgage Corporation
		Single Family Mortgage-Backed Securities	161,439,730
Government National		30 Year Fixed Rate Single Family
Mortgage Association		Mortgage-Backed Securities:
(GNMA) Pool—1.3%	2,601,611	6.00%, 12/15/31	2,650,169
	405,520	8.25%, 12/15/32	418,990
		Multi Family Mortgage-Backed Securities:
	504,781	4.99%, 2/15/52	533,721
	677,349	5.50%, 1/15/36	711,279
	1,407,672	6.25%, 9/15/32	1,440,373
	603,809	5.75%, 9/15/23	611,951
		Total GNMA Pool Mortgage-Backed Securities	6,366,483
Community Reinvestment	1,509,620	4.21%, 9/1/19	1,511,303
Revenue Notes—0.3%
		Total Community Reinvestment Revenue Notes	1,511,303
Small Business	4,422,070	5.05%, 4/25/28—9/25/30 (a)	4,393,648
Administration—7.6%	6,665,238	5.10%, 3/25/28—2/25/31	6,633,123
	506,631	5.13%, 6/25/18 (a)	505,441
	1,408,448	5.15%, 10/25/10—3/25/14	1,403,248
	4,356,477	5.16%, 11/18/24—6/8/32	4,355,115
	108,957	5.70%, 8/1/17	109,638
	837,224	5.85%, 9/27/13—11/19/27	840,549
	124,500	5.86%, 12/15/22	125,667
	1,641,498	5.88%, 1/1/32—8/2/32 (c)	1,640,968
	319,319	5.98%, 7/15/26	323,809
	1,573,113	6.00%, 6/20/14—4/15/22	1,575,212
	556,875	6.03%, 11/15/32	564,532
	443,475	6.10%, 10/15/27	445,692
	1,370,397	6.13%, 4/15/31	1,372,110
	261,031	6.15%, 1/10/32	263,967
	51,000	6.20%, 8/4/14	51,128
	180,881	6.25%, 9/15/27	182,690
	1,160,093	6.28%, 8/15/17	1,177,857
	276,726	6.30%, 12/16/13	279,321
	82,080	6.33%, 3/15/27	83,414
	642,750	6.35%, 8/13/26	649,981
	1,115,012	6.45%, 2/19/32	1,125,995
	324,459	6.50%, 7/6/27—3/30/32	332,440
	94,169	6.53%, 1/2/27	95,081
	70,658	6.69%, 5/28/24	71,100
	441,179	6.70%, 3/15/27	456,207
	361,844	7.08%, 9/1/13—1/19/14	375,890
	111,181	7.27%, 9/1/14	115,768
	976,092	7.33%, 7/1/16—10/3/16	1,022,380
	328,165	7.38%, 1/1/15—3/2/15	343,035
	93,585	7.58%, 8/1/16	98,762
	1,498,029	7.63%, 10/25/15	1,560,534
	354,636	7.83%, 11/1/13—3/1/16	374,316
	2,007,843	7.88%, 10/25/15—5/25/16	2,098,091

Access Capital Strategies Community Investment Fund, Inc.
Schedule of Investments as of November 30, 2007 (Unaudited) (continued)

	Face Amount	Mortgage-Backed Securities—119.8% (continued)	Market Value
Small Business	$1,249,243	8.08%, 2/15/14—10/3/16	$1,315,171
Administration—7.6%	9,385	8.33%, 11/1/11	9,502
(continued)	156,221	8.38%, 1/25/09	156,840
	107,379	8.58%, 1/23/12—2/25/14	109,646
	20,440	9.58%, 2/15/12	20,951
	22,881	9.83%, 12/15/11	23,453
		Total Small Business Administration Securities	36,682,272
		Total Mortgage-Backed Securities	578,591,122

		United States Department of Agriculture—3.4%
	855,000	5.63%, 4/1/27	855,000
	108,900	5.66%, 11/29/32	108,900
	27,262	5.88%, 1/31/11	27,228
	450,000	5.98%, 8/23/27	454,500
	208,800	5.99%, 11/1/32	208,800
	401,063	6.00%, 10/1/37	401,063
	135,000	6.01%, 11/8/32	135,000
	364,500	6.02%, 10/1/37	364,500
	564,062	6.04%, 2/1/27	567,572
	418,500	6.05%, 1/1/37	418,500
	148,500	6.08%, 7/1/32	148,500
	119,869	6.09%, 5/17/22	121,068
	298,702	6.10%, 1/3/11—3/15/11	301,689
	1,154,160	6.11%, 7/1/32—2/2/37	1,159,941
	1,390,915	6.12%, 7/20/32—10/1/37	1,391,971
	3,009,339	6.13%, 5/1/14—4/19/27	3,030,906
	373,500	6.18%, 7/20/32	373,500
	279,463	6.20%, 1/1/37	279,463
	725,000	6.22%, 4/27/27—6/1/37	734,880
	484,840	6.23%, 2/1/27—3/14/32	489,448
	139,156	6.28%, 3/3/14	140,025
	86,786	6.33%, 3/2/27	87,762
	540,974	6.38%, 3/1/27—2/16/37	549,696
	809,100	6.51%, 4/20/37	805,055
	81,810	6.59%, 7/20/37	81,401
	908,129	6.63%, 12/15/23	917,074
	205,650	6.64%, 4/20/37	205,650
	701,394	6.88%, 2/3/17—2/3/22	729,306
	681,388	7.00%, 6/3/22	698,423
	272,563	7.13%, 12/10/16	283,806
		Total United States Department of Agriculture Securities	16,070,627

		Corporate Bonds—0.6% (c)
	575,000	Atlantic Marine Corps Communities LLC, 5.34%, due 12/1/50 (f)	540,247
	1,245,000	Fort Knox Military Housing Privatization Project,
		6.00%, due 11/1/37 (e)	1,234,891
	2,000,000	Pacific Beacon LLC, 5.76%, due 7/15/51	1,931,720
		Total Corporate Bonds	3,706,858

		Promissory Notes—2.1% (c)
	9,375,000	Massachusetts Housing Investment Corporation Term Loan,
		due 4/1/35, initial coupon 6.67% (d)	10,026,000
		Total Promissory Notes	10,026,000

Access Capital Strategies Community Investment Fund, Inc.
Schedule of Investments as of November 30, 2007 (Unaudited) (concluded)

Face Amount	Municipal Bonds—2.2%	Market Value
$1,345,000	Atlanta Urban Residential Finance Authority, 5.24%, due 12/1/14 (f)	$1,375,827
1,095,000	Atlanta Urban Residential Finance Authority, 5.66%, due 12/1/22 (f)	1,123,152
535,000	Camarillo California Community Development,
	Community Tax Allocation Bonds (Housing Set-Aside),
	Series A-T, 5.26%, due 9/1/16 (e)	544,015
140,000	Guam Power Authority Revenue Bonds,
	Series A, 5.13%, due 3/15/34 (f)	144,101
6,790,000	Massachusetts Housing Finance Agency, 6.53%, due 12/1/27 (f)	7,174,586
	Total Municipal Bonds	10,361,681

	Short-Term Securities—0.9%
2,000,000	Barclays Capital Tri Party REPO	2,000,000
2,353,477	SSGA US Government	2,353,477
	Total Short-Term Securities	4,353,477
	Total Investments (Cost—$619,090,142*)—129.0%	623,109,765
	Liabilities in Excess of Other Assets—(29.0%)	(140,294,020)
	Net Assets—100.0%	$482,815,745

At November 30, 2007, the cost of securities and proceeds from TBA sale commitments, on a tax basis and gross unrealized appreciation and (depreciation) on investments and TBA sale commitments for federal income tax purposes were as follows:
Cost of investments		$619,090,142
Proceeds from TBA sale commitments		(65,305,385)
Unrealized appreciation		$7,857,563
Unrealized depreciation		(5,362,468
Net unrealized appreciation on investments and TBA sale commitments		$2,495,095

(a)	All or a portion held as collateral in connection with open financial futures contracts.
(b)	All or a portion held as collateral in connection with open reverse repurchase agreements.
(c)	Floating rate note.
(d)	Restricted securities as to resale, representing approximately 2.1% of net assets, were as follows:

Issue	Acquisition Date	Cost	Value
Massachusetts Housing Investment Corporation,
due 4/1/35, initial coupon 6.67%	3/29/05	$9,375,000	$10,026,000

(e)	AMBAC Insured.
(f)	MBIA Insured.

TBA Sale Commitment
Principal Amount	Security Description	Value
40,000,000	FNMA, TBA 5.50% 30 Year	$(40,269,387)
	(Proceeds received $40,162,467)
26,000,000	FNMA, TBA 6.00% 30 Year	$(26,560,527)
	(Proceeds received $26,300,027)

*
Pursuant to the financial futures contracts, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuation in values of the contract.  Such receipts or payments, which are settled the following business day, are known as variation margin and are recorded by the Fund as unrealized gains or losses.  Financial futures contracts sold as of November 30, 2007 were as follows:

Number of Contracts	Issue	Expiration Date	Face Value	Appreciation/ (Depreciation)
100	U.S. Five-Year Treasury Notes	March 2008	$10,968,750	$(42,688)
77	U.S. Ten-Year Treasury Bonds	March 2008	8,679,945	(37,080)
290	U.S. Thirty-Year Treasury Bonds	March 2008	33,914,141	(71,684)
350	Ten-Year Swap Contracts	December 2007	37,244,109	(1,585,766)
Total Unrealized Depreciation—Net				$(1,737,218)

See Notes to Financial Statements.

Access Capital Strategies Community Investment Fund, Inc.
Portfolio Information as of November 30, 2007 (Unaudited)

Asset Mix	Percent of Total Investments
Mortgage-Backed Securities—Federal National Mortgage Association	59.8%
Mortgage-Backed Securities—Federal Home Loan Mortgage Corporation	25.9
Mortgage-Backed Securities—Small Business Administration	5.9
United States Department of Agriculture	2.6
Municipal Bonds	1.7
Promissory Notes	1.6
Mortgage-Backed Securities—Government National Mortgage Association Pool	1.0
Short-Term Securities	0.7
Corporate Bonds	0.6
Mortgage-Backed Securities—Community Reinvestment Revenue Notes	0.2
Total	100.0

See Notes to Financial Statements.

Access Capital Strategies Community Investment Fund, Inc.
Statement of Assets, Liabilities and Capital as of November 30, 2007 (Unaudited)

Assets:
Investments in unaffiliated securities, at value (identified cost—$619,090,142)		$623,109,765
Cash		83,514
Receivables:
Securities sold	$65,314,180
Interest	3,389,601
Principal paydowns	1,120,474
Variation margin	1,441,077	71,265,332
Deferred organization expenses		33,530
Prepaid expenses and other assets		34,144
Total assets		694,526,285

Liabilities:
Payables:
Reverse repurchase agreements (including interest of $822,954)	135,999,954
TBA Sale Commitment, at value (proceeds $66,634,108)	66,494,720
Securities purchased	6,891,545
Dividends to shareholders	1,399,496
Investment adviser	265,007	211,050,722
Accrued expenses and other liabilities		659,818
Total liabilities		211,710,540

Net Assets:
Net Assets		$482,815,745

Capital:
Paid-in capital		$495,822,269
Shares issued and outstanding, $.0000001 par value, 100,000,000 shares authorized
Accumulated distributions in excess of investment income—net	$(1,410,309)
Accumulated realized capital loss:
Investments—net	(11,188,607)
Financial Futures Contracts—net	(1,829,041)
Short Sales—net	(493,552)
Unrealized depreciation:
Investments—net	4,019,623
Financial Futures Contracts—net	(1,737,218)
Short Sales—net	(367,420)
Total accumulated losses-net		(13,006,524)
Total capital—Equivalent to $9.61 per share based on 50,220,874
shares of capital stock outstanding		$482,815,745

See Notes to Financial Statements.

Access Capital Strategies Community Investment Fund, Inc.
Statement of Operations for the Six Months Ended November 30, 2007 (Unaudited)

Investment Income:
Interest		$15,907,258
Other income		20,341
Total income		15,927,599

Expenses:
Interest expense	$2,722,296
Management fees	1,449,507
Professional fees	135,443
Accounting services	58,053
Administration fees	56,664
Custodian fees	43,238
Directors’ fees and expenses	25,286
Pricing services	24,381
Transfer agent fees	22,631
Insurance fees	21,250
Printing and shareholder reports	10,667
Organizational Expense	226,041
Reimbursement to Adviser of waiver 1	101,100
Total expenses	4,896,557	4,896,557
Investment income—net		11,031,042

Realized & Unrealized Gain (Loss)—Net:
Realized loss on:
Investments—net	(1,310,324)
Financial futures contracts—net	(1,321,395)
Short sales transactions—net	(493,552)	(3,125,271)
Change in unrealized appreciation/depreciation on:
Investments—net	14,558,898
Financial futures contracts—net	(3,359,375)
Short sales—net	(367,420)	10,832,103
Total realized and unrealized gain—net		7,706,832
Net Increase in Net Assets Resulting from Operations		$18,737,874

See Notes to Financial Statements.

Access Capital Strategies Community Investment Fund, Inc.
Statements of Changes in Net Assets

	For the Six
	Months Ended	For the
	November 30,	Year Ended
	2007	May 31,
Increase (Decrease) in Net Assets:	(Unaudited)	2007

Operations:
Investment income—net	$11,031,042	$21,113,087
Realized gain (loss)—net	(3,125,271)	(919,227)
Change in unrealized appreciation/depreciation—net	10,832,103	9,590,530

Net increase (decrease) in net assets resulting from operations	18,737,874	29,784,390

Dividends to Shareholders:
Dividends to shareholders from investment income—net	(11,130,848)	(21,580,189)

Capital Stock Transactions:
Net proceeds from sale of shares	16,500,202	13,050,000
Value of shares issued to shareholders in reinvestment of dividends	3,509,667	6,617,391

Total issued	20,009,869	19,667,391
Value of shares redeemed	(19,520,833)	(2,476,145)

Net increase in net assets derived from capital stock transactions	489,036	17,191,246

Net Assets:
Total increase in net assets	8,096,062	25,395,447
Beginning of period	474,719,683	449,324,236

End of period*	$482,815,745	$474,719,683

*Accumulated distributions in excess of investment income—net	$(1,410,309)	$(1,777,605)

See Notes to Financial Statements.

Access Capital Strategies Community Investment Fund, Inc.
Statement of Cash Flows for the Six Months Ended November 30, 2007 (Unaudited)

Cash Used for Operating Activities:
Net increase in net assets resulting from operations	$18,737,874
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Decrease in interest receivables	593,469
Decrease in variation margin receivable	342,392
Increase in prepaid expenses and other assets	(86,165)
Decrease in organizational costs	(226,041)
Increase in payable to investment adviser	76,221
Increase in accrued expenses and other liabilities	359,868
Realized and unrealized loss-net	20,547,929
Realized and unrealized loss financial futures contracts	(3,644,016)
Amortization of premium and discount	46,856
Increase in TBA sale commitments	(37,052,764)
Proceeds from sales and paydowns of long-term securities	56,859,771
Purchases of long-term securities	(115,134,376)
Proceeds from sales of short-term investments	6,293,252
Cash used for operating activities	(52,285,730)

Cash Provided by Financing Activities:
Proceeds from issuance of Common Stock	16,500,202
Cash payments on Common Stock	(19,520,833)
Cash receipts from borrowings	113,676,683
Cash payments from borrowings	(52,926,683)
Dividends paid to shareholders	(7,621,181)
Cash provided by financing activities	50,108,188

Cash:
Net decrease in cash	(2,177,542)
Cash at beginning of period	2,261,056
Cash at end of period	$83,514

Cash Flow Information:
Cash paid for interest	$2,076,968

Noncash Financing Activities:
Capital shares issued in reinvestment of dividends paid to shareholders	$3,509,667

See Notes to Financial Statements.

Access Capital Strategies Community Investment Fund, Inc.
Financial Highlights

	For the
The following per share data and ratios	Six Months
have been derived from information	Ended
provided in the financial statements.	November 30,
	2007		For the Year Ended May 31,
	(Unaudited)		2007	2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$9.46		$9.29	$9.82	$9.62	$10.21	$10.19
Investment income—net*	0.22	**	0.44	0.45	0.48	0.54	0.62
Realized and unrealized gain (loss)—net	0.15		0.17	(0.53)	0.20	(0.59)	0.12
Total from investment operations	0.37		0.61	(0.08)	0.68	(0.05)	0.74
Less dividends from investment income—net	(0.22)		(0.44)	(0.45)	(0.48)	(0.54)	(0.72)
Net asset value, end of period	$9.61		$9.46	$9.29	$9.82	$9.62	$10.21

Total Investment Return:***
Based on net asset value per share	3.99%	##	6.65%	(0.83% )	7.14%	(0.56% )	7.46%

Ratios to Average Net Assets:+
Expenses, net of reimbursement
and excluding interest expense
and investment structuring fees	0.92%	*	0.79%	0.74%	0.85%	0.87%	0.68%
Expenses, excluding interest expense	0.92%	*	0.83%	0.73%	0.74%	0.78%	0.75%
Expenses	2.07%	*	1.48%	1.32%	1.13%	1.04%	1.04%
Investment income-net	4.66%	*	4.65%	4.72%	4.87%	5.43%	6.08%

Ratios to Average Net Assets, Plus Average Borrowings:+#
Expenses, net of reimbursement
and excluding interest expense
and investment structuring fees	0.75%	*	0.70%	0.65%	0.72%	0.71%	0.57%
Expenses, excluding interest expense	0.75%	*	0.74%	0.64%	0.63%	0.64%	0.64%
Expenses	1.70%	*	1.31%	1.16%	0.96%	0.85%	0.88%
Investment income—net	3.84%	*	4.12%	4.13%	4.13%	4.44%	5.14%

Supplemental Data:
Net assets, end of period (in thousands)	$482,816		$474,720	$449,324	$388,299	$346,567	$247,034
Portfolio turnover	11%	##	23%	21%	33%	46%	42%

*	Annualized.
**	Based on average shares outstanding.
***	Total investment returns exclude the effects of sales charge.
+
To the extent that the Fund’s operating expenses (exclusive of management fees and interest expense) in a given fiscal year are less than 25 basis points (0.25%) of the Fund’s monthly average net assets, the Fund will repay the Fund’s investment manager ("Access") for operating expenses previously borne or reimbursed by Access, provided that in no circumstance will the Fund pay or reimburse more than 25 basis points (0.25%) of the Fund’s monthly average assets for operating expenses and expense reimbursement collectively in any fiscal year.  During the fiscal year ended May 31, 2003, the Fund also continued to be charged two basis points (0.02%) of the Fund’s total assets, including assets purchased with borrowed funds, to reimburse Access for unreimbursed expenses relating to the Fund paid by Access prior to March 2001.

#	These ratios are calculated based upon the average net assets plus average borrowings.
##	Not annualized.

See Notes to Financial Statements.

Access Capital Strategies Community Investment Fund, Inc.
Notes to Financial Statements (Unaudited)

(1) Organization

Access Capital Strategies Community Investment Fund, Inc. (the “Fund”), a Maryland Corporation, is registered as a non-diversified, continuously offered, closed-end management investment company. At its inception, the Fund elected status as a business development company under the Investment Company Act of 1940 (the “1940 Act”), withdrew its election on May 30, 2006, and is now registered as a continuously offered, closed-end interval fund under the 1940 Act.

The Fund’s investment objective is to invest in geographically specific debt securities located in portions of the United States designated by Fund investors. The Fund seeks to achieve its investment objective by investing primarily in debt securities specifically designed to support underlying economic activities such as affordable housing, education, small business lending, and job-creating activities in areas of the United States designated by Fund investors.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of the financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”), which require management to make estimates and assumptions that affect amounts reported therein. Although actual results may differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

(a) Valuation of Securities—Portfolio securities for which the principal market is a securities exchange will be valued at the closing sales price on that exchange on the day of computation, or, if there have been no sales during such day, at the bid quotations. If no such bid prices are available, then the securities will be valued in good faith at their respective fair market values using methods determined by or under the supervision of the Board of Directors of the Fund (the “Board”).

Portfolio securities for which the principal market is not a securities exchange and the Fund can obtain a price from an independent pricing agent are valued by the Fund’s accounting service provider at a price obtained from the independent pricing agent and adjusted to reflect the Community Reinvestment Act premium indicated by the independent pricing agent. Portfolio securities for which the principal market is not a securities exchange and the Fund cannot obtain a price from an independent pricing agent, are valued at their respective fair market values by the Fund’s Pricing Committee, with the assistance of Voyageur Asset Management, Inc. (“Voyageur”), sub-manager of the Fund. Promissory Notes are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from a pricing service. If a price cannot be obtained from a pricing service or dealer, then the note is valued at its fair market value using methods determined by or under the supervision of the Board. Promissory Notes maturing within 60 days are valued at amortized cost.

Financial futures contracts are valued at the last settled price. All other assets and securities including securities for which market quotations are not readily available are valued at their fair value as determined in good faith under the general supervision of the Board. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, the close of the market on which such securities trade) and the close of business on the New York Stock Exchange. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Board, or by the Fund’s investment manager, Access Capital Strategies LLC (“Access Capital”), or its sub-manager, Voyageur, using a pricing service and/or procedures approved by the Board.

(b) Repurchase Agreements—It is the policy of the Fund to require the custodian to take possession by having legally segregated in the Federal Reserve book entry system all securities held as collateral in support of the repurchase agreement investments. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement’s underlying securities to ensure the existence of a proper level of collateral.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which

Access Capital Strategies Community Investment Fund, Inc.
Notes to Financial Statements (Unaudited) (continued)

are deemed by the manager or the sub-manager to be creditworthy pursuant to guidelines established by the Board. Risk may arise from potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

(c) Reverse Repurchase Agreements—To obtain short-term financing, the Fund may enter into reverse repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are deemed by the Fund’s manager or sub-manager to be creditworthy pursuant to the guidelines established by the Board. Interest on the value of the reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

(d) Derivatives—The Fund may use derivative instruments, including futures, forwards, options, indexed securities and inverse securities for hedging purposes only. During the period ended November 30, 2007, the Fund only used financial futures contracts. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. Losses may also arise due to changes in the value of the contract or if the counterparty does not perform under the contract. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be available or cost effective.

Financial Futures Contracts—The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Leverage—The Fund may borrow money from and issue debt securities to banks, insurance companies and other lenders to obtain additional funds to invest in private placement debt securities.

(f) Security Transactions and Investment Income—Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified-cost basis. Income and expenses are recorded on the accrual basis. Premiums and discounts on mortgage-backed securities are amortized and accreted into interest income using the effective-yield method.

(g) Federal Income Taxes—The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal income taxes.

(h) Distributions to Shareholders—The Fund declares daily and distributes dividends monthly from net investment income. The Fund distributes dividends annually from net realized capital gains, if any, after offsetting capital loss carryforwards. The character of distributions made during the year from net investment income or net realized gains differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

Access Capital Strategies Community Investment Fund, Inc.
Notes to Financial Statements (Unaudited) (continued)

(i) TBA Commitments—The Fund may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the risk of decline in the value of a Fund’s other assets.  Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Valuation of Securities.”

(j) Securities Sold Short—When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the securities exceeds the market value of the securities in the segregated account. The Fund is required to repay the counterparty any dividends or interest declared or accrued during the period that the security is sold short.

(k) New Accounting Pronouncements—Effective November 30, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes”, a clarification of FASB Statement No. 109, “Accounting for Income Taxes”.  FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return.  The adoption of FIN 48 had no impact on the Fund’s net assets or results of operations.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“Statement”). The Statement defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied. At this time, management is evaluating the implications of FIN 48, and the impact of this standard on the financial statements, if any, has not yet been determined.

In addition, in February 2007, FASB issued “Statement of Financial Accounting Standard No. 159, The Fair Value Option for Financial Assets and Financial Liabilities” (“FAS 159”), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of the Statement.  FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund’s financial statements, if any, has not yet been determined.

(3) Investments

Purchases and sales of investments (including paydowns), excluding short-term securities, for the period ended November 30, 2007 were $115,134,376 and $56,859,771, respectively.

(4) Investment Management Agreement and Other Transactions with Affiliates

Access Capital serves as the Fund’s Investment Manager. Access Capital is a registered investment adviser under the Investment Advisers Act of 1940.

For the period ended November 30, 2007, Access Capital was paid an annual management fee, paid monthly, of 50 basis points (0.50%) of the Fund’s average monthly gross assets less accrued liabilities, other than indebtedness for borrowings.

Access Capital entered into a sub-management agreement (the “Sub-Management Agreement”) with Voyageur to assume certain investment duties as sub-manager. Under the Sub-Management Agreement, Voyageur receives from Access Capital an annual sub-management fee of 15 basis points (0.15%) of the Fund’s average gross monthly

Access Capital Strategies Community Investment Fund, Inc.
Notes to Financial Statements (Unaudited) (continued)

assets, less accrued liabilities other than indebtedness for borrowings.

Access Capital has agreed to reimburse the Fund so that the annual operating expenses (excluding management fees and interest expense) will not exceed 25 basis points (0.25%) (the “Expense Cap”) of the Fund’s average net monthly assets. To the extent that the Fund’s operating expenses in a given fiscal year were less than 25 basis points (0.25%) of the Fund’s monthly average net assets, the Fund repaid Access Capital for operating expenses previously borne or reimbursed by Access Capital (provided that in no circumstance will the Fund pay or reimburse more than 25 basis points (0.25%) of the Fund’s monthly average net assets for operating expenses and expense reimbursement collectively in any fiscal year). For the period ended November 30, 2007, Access Capital has been repaid by the Fund $101,100, which was a portion of the previously unreimbursed expenses.  As of November 30, 2007, $106,933 remained to be repaid to Access Capital.

For certain issues purchased by the Fund, the issuer may pay a 100 basis point (1%) structuring fee to the Fund. In the event that the Fund receives a structuring fee from an issuer, Access Capital charges the Fund an investment structuring fee equal to 100 basis points (1%). No structuring fees were received or paid in the period ended November 30, 2007.

Prior to September 12, 2007, Fannie Mae had an equity interest in Access Capital.  Because Access Capital was an affiliated person of the Fund, Fannie Mae was an affiliated person of an affiliated person of the Fund, and Fannie Mae was prohibited by Section 17(a) of the 1940 Act from effecting transactions as a principal with the Fund.  However, counsel to Fannie Mae and counsel to the Fund took the position that Section 2(b) of the 1940 Act excludes Fannie Mae from all of the provisions of the 1940 Act. As a matter of state law and to avoid any potential conflicts of interest, the Fund’s Board reviews every trade effected by the Fund with Fannie Mae at each quarterly Board meeting to determine that the trades are fair and competitive and are made on terms and conditions that are fair and reasonable.  As of September 12, 2007, Fannie Mae no longer has an equity interest in Access Capital and, therefore is no longer an affiliated person of an affiliated person of the Fund.

(5) Capital Share Transactions

The Fund’s Board has authorized 1,000,000,000 shares and the Fund has registered 100,000,000 shares of $.0000001 par value Common Stock.  Shares issued and outstanding for the period ended November 30, 2007 increased by 52,310; 1,750,906 as a result of shares sold and 370,572 as a result of dividend reinvestment.  For the period ended November 30, 2007, 2,069,168 shares were redeemed.  During the year ended May 31, 2007, shares issued and outstanding increased by 1,804,577; 1,367,751 as a result of shares sold and 697,262 as a result of dividend reinvestment.  260,436 shares were redeemed.

As described in the Fund’s Prospectus, shareholders of the Fund may be offered the opportunity to participate in a quarterly repurchase program.  In every quarter since inception, June 23, 1998, the Fund has offered shareholders the opportunity to participate in this program.  Four times each year shareholders received a letter asking if they wish to redeem some or all of their Fund shares.  Investors redeeming their shares will receive the then current net asset value per share and have transferred to their account the net proceeds from liquidation of their shares of the Fund.  For the period ended November 30, 2007, five shareholders opted to redeem a total of 2,069,168 Fund shares for total proceeds of $19,520,833.  During the year ended May 31, 2007, two shareholders opted to redeem a total of 260,436 Fund shares for total proceeds of $2,476,145.  Furthermore, as described in the Prospectus, certain institutional investors (“accredited investors”) may periodically purchase shares of the Fund at its current net asset value per share.  During the period ended November 30, 2007, 42 accredited investors reinvested dividends of 370,572 shares for total proceeds of $3,509,667.  During the year ended May 31, 2007, 39 accredited investors reinvested dividends of 697,262 shares for total proceeds of $6,617,391.

(6) Reverse Repurchase Agreements

For the period ended November 30, 2007, the average amount borrowed was approximately $102,385,118 and the daily weighted average interest rate was 5.17%.

Access Capital Strategies Community Investment Fund, Inc.
Notes to Financial Statements (Unaudited) (concluded)

(7) Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended May 31, 2007 and May 31, 2006  was as follows:

	5/31/2007	5/31/2006
Distributions from:
Ordinary income	$21,580,189	$20,040,810
Total taxable distributions	$21,580,189	$20,040,810

As of May 31, 2007, the components of accumulated losses on a tax basis were as follows:

Accumulated distributions in
excess of investment income—net	$(1,310,503)
Undistributed long-term
capital gains—net	—
Total undistributed losses—net	(1,310,503)
Capital loss carryforward	(8,723,147)*
Unrealized losses—net	(10,579,900)**
Total accumulated losses—net	$(20,613,550)

*
On May 31, 2007, the Fund had a net capital loss carryforward of $8,723,147, of which $137,249 expires in 2008, $644,962 expires in 2009, $310,646 expires in 2010, $1,093,937 expires in 2011, $2,026,076 expires in 2012, $3,756,334 expires in 2013, $659,184 expires in 2014 and $94,759 expires in 2015. This amount will be available to offset like amounts of any future taxable gains.

The Fund had capital loss carryforwards expire during the fiscal year 2007 in the amount of $16,310.

**
The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on straddles and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

Access Capital Strategies Community Investment Fund, Inc.
Matters Submitted to Vote of Shareholders

During the six month period ended November 30, 2007, Access Capital Strategies Community Investment Fund, Inc.’s (the “Fund”) shareholders voted on the following proposals.  The proposals were approved at a special shareholders’ meeting on September 6, 2007.  The total number of shares of stock of the Fund entitled to vote at the meeting was 50,660,355 and the numbers of shares of stock of the Fund represented in person or by proxies received with respect to the meeting and not revoked at or prior to the meeting were 29,241,595.  A description of the proposals and number of shares voted are as follows:

	Shares	Shares	Shares
	Voted For	Voted Against	Abstaining
	29,233,246	0	0
Proposal 1	Approval of proposed Investment Advisory Agreement between Access Capital Strategies LLC and the Fund.

	Shares	Shares	Shares
	Voted For	Voted Against	Abstaining
	27,501,265	1,083,595	656,736
Proposal 2	Transaction of such other business as may properly come before the Meeting.

Access Capital Strategies Community Investment Fund, Inc.
Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Access Capital Strategies Community Investment Fund, Inc.
Disclosure of Investment Advisory Agreement

The Investment Company Act of 1940 requires that the Investment Advisory and Sub-advisory Agreements of the Fund be approved annually by the Fund’s Board of Directors (the “Board”), including a majority of the independent directors (the “Independent Directors”) voting separately.  The Fund’s Investment Advisory Agreement with Access Capital Strategies LLC (“Access Capital”) was reviewed and the continuation of the Investment Advisory Agreement was approved by the Board at an in-person meeting held on March 27, 2007.

At an in-person meeting held on September 25, 2007, the Fund’s Board considered and unanimously reapproved on behalf of the Fund the Sub-Management Agreement between Access Capital and Voyageur Asset Management, Inc. (“Voyageur”) (“Sub-Management Agreement”).

Voyageur, a registered investment adviser, has been the sub-manager for the Fund since October 2, 2006.  Its principal place of business is 100 South Fifth Street, Suite 2300, Minneapolis, MN 55402-1240.  Voyageur is a wholly owned subsidiary of RBC Dain Rauscher Corp.  RBC Dain Rauscher Corp. is a wholly owned subsidiary of RBC USA Holdco Corp., whose parent is RBC Holdings (USA), Inc., whose ultimate parent is Royal Bank of Canada.  RBC is one of North America’s leading diversified financial services companies. It provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis.  The company employs approximately 60,000 people who serve more than 12 million personal, business and public sector customers in North America and some 30 countries around the world.  Voyageur has been registered with the SEC as an investment adviser since 1983, has been a portfolio manager of publicly-offered mutual funds since 1986, and has approximately $32 billion in assets under management.

Board Evaluation of Sub-Management Agreement

At the September 25, 2007 Board meeting, which had been called for the purpose of considering potential candidates to serve as the Fund’s new sub-manager, the Board, including the Independent Directors, requested and received materials and presentations relating to performance of and the services rendered by Voyageur.  In their deliberations, the Independent Directors had the opportunity to meet privately in executive session without representatives of Access Capital or Voyageur present.  In evaluating the Sub-Management Agreement, the Board reviewed materials furnished by Access Capital and Voyageur including information about their respective affiliates, personnel, and operations.  The Board also relied upon its knowledge of Access Capital and Voyageur resulting from quarterly meetings, periodic telephonic meetings and other communications throughout the year.  In considering the approval of the Sub-Management Agreement, the Board, including the Independent Directors, evaluated a number of factors relevant to their determination. The Board did not identify any single factor as all-important or controlling, and individual members of the Board did not necessarily attribute the same weight or importance to each factor. Among the factors considered by the Board in approving the Sub-Management Agreement were the following:

Nature, Extent and Quality of Services

The Board considered the nature, scope and extent of the services performed by Voyageur and compared them to the services provided under the previous sub-management agreement.  The Board noted in particular Voyageur’s strong reputation as a mid-sized institutional asset manager that provides fixed income investment advisory services to public funds and other institutional clients.  The Board also evaluated the financial and other resources that Voyageur has contributed, including the experience and skills of Voyageur’s management, investment, legal, compliance, and administrative personnel with the asset class represented by the Fund and its portfolio holdings.  The Board noted that familiarity and expertise of Voyageur’s portfolio management personnel with the goals and strategies of Access Capital, as well as their extensive experience with the economic development securities bought and sold by the Fund.  The Board also considered the resources made available to Voyageur’s personnel and the firm’s organizational depth and stability.  The Board noted Voyageur’s efforts to integrate its activities with those of Access Capital to provide portfolio management and other services to the Fund.  In addition, the Board reviewed materials prepared by an independent party that assessed the Fund’s performance prior to and subsequent to the hiring of Voyageur.  The material also compared the Fund’s performance for both periods to that of a

Access Capital Strategies Community Investment Fund, Inc.
Disclosure of Investment Advisory Agreement (continued)

peer group and the Fund’s chief competitor.  The Board noted that the previous sub-manager provided a bundle of services in addition to the portfolio management services that Voyageur would be hired to provide. The Board noted that the fee to be paid to Voyageur by Access Capital is lower than that paid to the previous sub-manager (15 basis points instead of 25 basis points). The Board discussed how the unbundling of services has brought additional managerial requirements for Access Capital, but also the potential for a higher quality of services and responsiveness for the Fund’s Shareholders.

Based on their review of the materials provided and the assurances received from Access Capital and the representatives from Voyageur, the Board determined that the nature and quality of services provided to the Fund under the Sub-Management Agreement are of high quality compared to that provided under the Fund’s previous sub-management agreement.  The Board also received assurances from Access Capital and Voyageur of their commitment to building a strong relationship to serve the Fund.

Costs of Services Provided and Profitability

The Board noted that under the Sub-Management Agreement, Access Capital continues to have full responsibility for providing investment advisory services to the Fund and will compensate Voyageur at its sole expense. The Sub-Management Agreement has entailed no increase in the fees charged to the Fund or its Shareholders. The Board discussed that the overall fee charged by Voyageur to Access Capital is to be 15 basis points as compared to 25 basis points charged by the previous sub-management agreement. The Board was satisfied that the fee charged under the previous sub-management agreement represented a bundle of additional services, such as transfer agency, fund administration, and compliance services, that Access Capital now obtains on behalf of the Fund from other providers. Although total fees paid by Access Capital for Voyageur’s services is less than the fees paid by Access Capital to the previous sub-manager under the Fund’s previous sub-management agreement, the Fund pays new fees to a fund administrator for performing certain services. The Fund also hired a service provider to perform certain compliance functions.  Access Capital assured the Board that it expects that the overall costs imposed on Shareholders will not increase, and the administrator will perform many of the regulatory and administrative tasks previously completed by Fund counsel, thereby reducing Fund counsel’s fees, which are also borne by the Fund.

The Board also considered Access Capital’s profitability in managing the Fund as presented by Access Capital. The Board acknowledged that a reasonable level of profitability was important to provide suitable incentives, particularly to invest in infrastructure and other resources to support and enhance the Fund’s operations.

Investment Performance, Fees and Economies of Scale

In considering the Fund’s performance, the Board requested and received from Access Capital, Voyageur and an independent third-party data comparing the Fund’s performance to that of its most relevant peer and a benchmark.  The Board compared the Fund’s performance prior to hiring Voyageur as Sub-Adviser to the Fund’s performance after hiring Voyageur as Sub-Adviser.  The Board considered the Fund’s relative performance, evaluating net total returns for specific periods.

The Board also considered the extent to which economies of scale might be realized as the Fund grows, and the extent to which the Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Board concluded that the existing fee structures reflect present economies of scale. The Board intends to monitor the Fund’s asset growth in connection with future determinations as to advisory and sub-advisory agreement approvals to determine whether any economies of scale achieved may require reevaluation of the Fund’s advisory fees. The Board noted that Voyageur’s reputation may afford the Fund with broadened opportunities to penetrate new geographies and potential investor sectors.

Executive Session

In an executive session, the Independent Directors thoroughly reviewed and evaluated the factors to be considered for reapproval of the Sub-Management Agreement including, but not limited to, the expenses incurred in performance of services under the Sub-Management Agreement; the compensation to be received by Access Capital and Voyageur; the profitability of Access Capital; the fees charged by

Access Capital Strategies Community Investment Fund, Inc.
Disclosure of Investment Advisory Agreement (concluded)

the adviser of the Fund’s nearest peer; the past performance of Access Capital; and the range and quality of services provided by Access Capital and by Voyageur.

The Independent Directors expressed that they were satisfied with the information provided, and that they had received sufficient information to consider and reapprove the Sub-Management Agreement with Voyageur.  They requested, however, that regular reports of progress, based on a measurable set of guidelines, in the contribution of Voyageur to the success of the Fund be reported at the Board’s quarterly meetings.  The foregoing factors were among those weighed by the Board in determining that they had a reasonable basis to approve the terms and conditions of the Sub-Management Agreement as fair and reasonable.

ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC.

www.CommunityInvestmentFund.com

Investment Adviser
Access Capital Strategies LLC

Investment Sub-Adviser
Voyageur Asset Management, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Distributor
UMB Distribution Services, LLC

Administrator and Transfer Agent
UMB Fund Services, Inc.

Custodian and Fund Accountant
State Street Corporation

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Access Capital Strategies LLC
419 Boylston Street, Suite 501
Boston, MA 02116
617.236.7274

Shares of the Access Capital Strategies Community Investment Fund, Inc. are distributed by an independent third party, UMB Distribution Services, LLC.

Item 2. Code of Ethics

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable to semi-annual reports.

Item 6. Schedule of Investments

Please see Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End
Management Investment Companies

Not applicable to semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies -- as of November 30, 2007.

Not applicable to semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment
Company and Affiliated Purchasers

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Par of Publicly Announced Plans Program	(d) Maximum Number (or Approximate Dollar Value) of shares (or Units) that May Yet Be Purchased Under the Plans or Programs

Jun. 1 - 30, 2007	0	0	0	0
Jul. 1 - 31, 2007	0	0	0	0
Aug. 1 - 31, 2007	1,946,664.64	$9.43	0	0
Sep. 1 - 31, 2007	0	0	0	0
Oct. 1- 31, 2007	0	0	0	0
Nov. 1- 30, 2007	122,503.72	$9.50	0	0

Total	2,069,168.36	$9.43	0	0

*On July 6, 2007 and October 5, 2007, the Fund offered to repurchase up to 27% of the Fund’s total outstanding shares or 13,766,779,72 and 13,575,193.58 shares, respectively pursuant to its periodic repurchase plans. The Fund's plans expired on August 3, 2007 and November 2, 2007, respectively. None of the repurchase plans were terminated prior to expiration.

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable.

Item 11. Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on an evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR
270.30a-3(d)) that occurred during the first fiscal half-year of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

12(a)(1) - Code of Ethics - See Item 2.

12(a)(2) - Certifications - Attached hereto.

12(a)(3) - Not Applicable.

12(b) - Certifications - Attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Access Capital Strategies Community Investment Fund, Inc.

By:  /s/David F. Sand
    David F. Sand
    Chief Executive Officer and Principal Financial Officer of
    Access Capital Strategies Community Investment Fund, Inc.

Date: February 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/David F. Sand
    David F. Sand
    Chief Executive Officer and Principal Financial Officer of
    Access Capital Strategies Community Investment Fund, Inc.

Date: February 8, 2008